                               AMENDMENT NO. 1 TO

                      MANAGEMENT AGREEMENT (ADVISOR CLASS)

         THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 16th day of September, 2000, by and between each of the registered investment companies that have executed this Amendment below (the "Companies")
and American Century Investment Management, Inc., a Delaware corporation (the
"Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies and the Investment Manager are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997 ("Agreement");
and

         WHEREAS, American Century Target Maturities Trust has added a new series, Target 2030 Fund; and

         WHEREAS, the parties desire to amend the Agreement to add the Target
2030 Fund;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

         1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 1.

         3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the
         Agreement.

         4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
AMERICAN CENTURY GOVERNMENT INCOME TRUST
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT TRUST
AMERICAN CENTURY MUNICIPAL TRUST
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
AMERICAN CENTURY TARGET MATURITIES TRUST

By:  /s/ David C. Tucker
         Name:  David C. Tucker
         Title:  Senior Vice President of each

Attest:  /s/ Janet A. Nash
         Name: Janet A. Nash
         Title:  Assistant Secretary of each

AMERICAN CENTURY INVESTMENT
         MANAGEMENT, INC.

By:  /s/ William M. Lyons
         Name:  William M. Lyons
         Title:    Executive Vice President

Attest:  /s/ Charles A. Etherington
         Name:    Charles A. Etherington
         Title:   Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                          Date
---------------------------------------                          ----

American Century Government Income Trust
         GNMA Fund                                               August 1, 1997
         Government Agency Money Market Fund                     August 1, 1997
         Intermediate-Term Treasury Fund                         August 1, 1997
         Long-Term Treasury Fund                                 August 1, 1997
         Short-Term Government Fund                              August 1, 1997
         Short-Term Treasury Fund                                August 1, 1997

American Century International Bond Funds
         International Bond Fund                                 August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                 June 1, 1998

American Century Quantitative Equity Funds
         Equity Growth Fund                                      August 1, 1997
         Global Gold Fund                                        August 1, 1997
         Global Natural Resources Fund                           August 1, 1997
         Income & Growth Fund                                    August 1, 1997
         Small Cap Quantitative Fund                             July 1, 1998
         Utilities Fund                                          August 1, 1997

American Century Target Maturities Trust
         Target 2000 Fund                                        August 1, 1997
         Target 2005 Fund                                        August 1, 1997
         Target 2010 Fund                                        August 1, 1997
         Target 2015 Fund                                        August 1, 1997
         Target 2020 Fund                                        August 1, 1997
         Target 2025 Fund                                        August 1, 1997
         Target 2030 Fund                                        September 16, 2000

Dated:  September 16, 2000

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Money Market Funds                  Government Agency Money Market Fund
                                    Prime Money Market Fund

Bond Funds                          GNMA Fund
                                    Intermediate-Term Treasury Fund
                                    International Bond Fund Long-Term Treasury
                                    Fund Short-Term Government Fund Short-Term
                                    Treasury Fund Target 2000 Fund Target 2005
                                    Fund Target 2010 Fund Target 2015 Fund
                                    Target 2020 Fund Target 2025 Fund Target
                                    2030 Fund

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund

Dated:  September 16, 2000

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                       Government Agency Money Market Fund

            Category Assets                    Fee Rate
            ---------------                    --------
            First $1 billion                   0.2500%
            Next $1 billion                    0.2070%
            Next $3 billion                    0.1660%
            Next $5 billion                    0.1490%
            Next $15 billion                   0.1380%
            Next $25 billion                   0.1375%
            Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      None

            Category Assets                    Fee Rate
            ---------------                    --------
            First $1 billion                   0.2700%
            Next $1 billion                    0.2270%
            Next $3 billion                    0.1860%
            Next $5 billion                    0.1690%
            Next $15 billion                   0.1580%
            Next $25 billion                   0.1575%
            Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund

            Category Assets                    Fee Rate
            ---------------                    --------
            First $1 billion                   0.3700%
            Next $1 billion                    0.3270%
            Next $3 billion                    0.2860%
            Next $5 billion                    0.2690%
            Next $15 billion                   0.2580%
            Next $25 billion                   0.2575%
            Thereafter                         0.2570%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                            Short-Term Treasury Fund
                         Intermediate-Term Treasury Fund
                             Long-Term Treasury Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2800%
                Next $1 billion                    0.2280%
                Next $3 billion                    0.1980%
                Next $5 billion                    0.1780%
                Next $15 billion                   0.1650%
                Next $25 billion                   0.1630%
                Thereafter                         0.1625%

                                Schedule 2 Funds:
                                      None

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3100%
                Next $1 billion                    0.2580%
                Next $3 billion                    0.2280%
                Next $5 billion                    0.2080%
                Next $15 billion                   0.1950%
                Next $25 billion                   0.1930%
                Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                                    GNMA Fund
                           Short-Term Government Fund
                                Target 2000 Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.3600%
               Next $1 billion                    0.3080%
               Next $3 billion                    0.2780%
               Next $5 billion                    0.2580%
               Next $15 billion                   0.2450%
               Next $25 billion                   0.2430%
               Thereafter                         0.2425%

                                             Schedule 4 Funds:
                                          International Bond Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.6100%
               Next $1 billion                    0.5580%
               Next $3 billion                    0.5280%
               Next $5 billion                    0.5080%
               Next $15 billion                   0.4950%
               Next $25 billion                   0.4930%
               Thereafter                         0.4925%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      None

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.4100%
               Next $1 billion                    0.3580%
               Next $3 billion                    0.3280%
               Next $5 billion                    0.3080%
               Next $15 billion                   0.2950%
               Next $25 billion                   0.2930%
               Thereafter                         0.2925%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                              Income & Growth Fund
                                 Utilities Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.5200%
               Next $5 billion                    0.4600%
               Next $15 billion                   0.4160%
               Next $25 billion                   0.3690%
               Next $50 billion                   0.3420%
               Next $150 billion                  0.3390%
               Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

               Category Assets                    Fee Rate
               ---------------                    --------
               First $1 billion                   0.7200%
               Next $5 billion                    0.6600%
               Next $15 billion                   0.6160%
               Next $25 billion                   0.5690%
               Next $50 billion                   0.5420%
               Next $150 billion                  0.5390%
               Thereafter                         0.5380%

Dated:  September 16, 2000

                                    Exhibit D

                              Complex Fee Schedule

             Complex Assets                     Fee Rate
             --------------                     --------
             First $2.5 billion                 0.0600%
             Next $7.5 billion                  0.0500%
             Next $15.0 billion                 0.0485%
             Next $25.0 billion                 0.0470%
             Next $50.0 billion                 0.0460%
             Next $100.0 billion                0.0450%
             Next $100.0 billion                0.0440%
             Next $200.0 billion                0.0430%
             Next $250.0 billion                0.0420%
             Next $500.0 billion                0.0410%
             Thereafter                         0.0400%

Dated:  September 16, 2000